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Exhibit 21.1
LANVISION SYSTEMS, INC.

SUBSIDIARIES OF THE REGISTRANT

                            Jurisdiction of
    Name                     Incorporation         % Owned
    ----                     -------------         -------
LanVision, Inc.                  Ohio                100%